UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa	Oklahoma	74172-0172
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On May 12, 2020, The Williams Companies, Inc. (the “Company”) issued a press release announcing that it had priced the Offering (as defined below). A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01.	Other Events.

On May 12, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) of $1,000,000,000 aggregate principal amount of its 3.500% Senior Notes due 2030 (the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 to this report.

The Offering has been registered under the Securities Act, pursuant to a registration statement on Form S-3 (Registration No. 333-223149) of the Company (the “Registration Statement”), and the prospectus supplement dated May 12, 2020 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on May 13, 2020. The Offering is expected to close on May 14, 2020. The legal opinion of Gibson, Dunn & Crutcher LLP related to the Offering pursuant to the Registration Statement is filed as Exhibit 5.1 to this report.

The Notes will be issued pursuant to an Indenture (the “Base Indenture”), dated as of December 18, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture (the “Supplemental Indenture”), to be dated as of May 14, 2020, between the Company and the Trustee. The Notes will be represented by a global security, which is included as an exhibit to the Supplemental Indenture. The form of Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 12, 2020, by and among The Williams Companies, Inc. and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Third Supplemental Indenture, to be dated May 14, 2020, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of 3.500% Senior Notes due 2030 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP relating to the Offering.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1	Press release dated May 12, 2020.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

/s/ Robert E. Riley, Jr.
Name:	Robert E. Riley, Jr.
Title:	Corporate Secretary

Dated: May 14, 2020